Supplementary Cashflow Information	12 Months Ended
Dec. 31, 2023
Supplementary Cashflow Information [Abstract]
Supplementary cashflow information

19. Supplementary cashflow information

Below are the significant noncash investing and financing activities during the year

On July 18, 2023, Lifezone completed the acquisition of Simulus group for a total consideration of $14.53 million comprising of cash amounting to $8.50 million and $6.03 million non-cash consideration in the form of the Lifezone Metals shares. Please refer to Note 27 for the details of the net identifiable assets acquired and the resulting Goodwill.

Lease commitments were entered into during the year, resulting to additions of right-of-use assets amounting to $1.695 million. Please refer to Note 13 for the movement in the balances of right-of-use assets.

On July 5, 2023, Lifezone, as part of the SPAC transaction and pursuant to the execution of the BCA, assumed warrants which were measured at fair value amounting to $15.1 million. Please refer to Note 25 for further details of the Warrant assumption.

On July 5, 2023, Lifezone, as part of the SPAC transaction and pursuant to the execution of the BCA, performed a Share for share exchange reorganization amounting to $2,934. Please refer to Note 25 for further details of the Share for share exchange.